UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           Date of Report: May 5, 2011


                            LATITUDE SOLUTIONS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    000-54194              41-2251802
-------------------------------   ----------------  ----------------------------
  (State or other jurisdiction    (Commission File  (IRS Employer Identification
       of incorporation)               Number)                 Number)


           190 NW SPANISH RIVER BLVD., SUITE 101, BOCA RATON, FL 33431
     ---------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
     ---------------------------------------------------------------------
               Registrant's telephone number, including area code


     ---------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[    ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c)

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
--------------------------------------------------

During the period of February through April 2011, Latitude Solutions, Inc. ("the Company") issued 12,000,000 shares of its restricted common stock and warrants exercisable into 12,000,000 shares of its restricted common stock in exchange for $6 Million to support its operations.

The common stock and warrants were sold at a price of $0.50 per share.

The warrants have a term of 5 years from the date of issuance. They have an exercise price of $1.25 per share.

EXEMPTION FROM REGISTRATION CLAIMED

All of the above sales by the Company of its unregistered securities were made by the Company in reliance upon Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "1933 Act"). All of the individuals and/or entities that purchased the unregistered securities were primarily existing shareholders, known to the Company and its management, through pre-existing business relationships, as long standing business associates. All purchasers were provided access to all material information, which they requested, and all information necessary to verify such information and were afforded access to management of the Company in connection with their purchases. All purchasers of the unregistered securities acquired such securities for investment and not with a view toward distribution, acknowledging such intent to the Company. All certificates or agreements representing such securities that were issued contained restrictive legends, prohibiting further transfer of the certificates or agreements representing such securities, without such securities either being first registered or otherwise exempt from registration in any further resale or disposition.



                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 5, 2011, the Company made a press release announcing the $6 million equity financing. The text of the press release is attached hereto as Exhibit 99.1.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                             DESCRIPTION
     -----------      ----------------------------------------------------------
            99.1        Press Release, dated May 5, 2011

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            LATITUDE SOLUTIONS, INC.


                                 By:  /s/ Matthew J. Cohen
                                    --------------------------------------------
                                      Matthew J. Cohen, Chief Operating Officer


                                 Date:  May 10, 2011